UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

DEERFIELD CAPITAL CORP.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2010

DEERFIELD CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-32551	20-2008622
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6250 North River Road, Rosemont, Illinois	60018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (773) 380-1600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 8, 2010, Deerfield Capital Corp. (the “Company”) issued a press release announcing the expected closing date of its transaction with Columbus Nova. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release issued by the Company on June 8, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERFIELD CAPITAL CORP.

June 8, 2010	By:	/s/ Robert A. Contreras

Name: Robert A. Contreras
Title: Senior Vice President, General Counsel and Secretary

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Exhibit 99.1

FOR FURTHER INFORMATION:
AT THE COMPANY:	AT FINANCIAL RELATIONS BOARD:
Aaron D. Peck	Leslie Loyet
Co-Chief Investment Officer	(312) 640-6672
(773) 380-6447

FOR IMMEDIATE RELEASE

MONDAY, JUNE 8, 2010

TRANSACTION WITH COLUMBUS NOVA

CHICAGO, June 8, 2010 — Deerfield Capital Corp. (NASDAQ: DFR) (“DFR” or the “Company”) today announced that, assuming stockholder approval is obtained at its Annual Meeting on June 9, 2010 for the Stock Issuances (as defined below), the Company and Bounty Investments, LLC (“Bounty”) expect to close the acquisition of Columbus Nova Credit Investments Management, LLC (“CNCIM”), the issuance of convertible notes and the other transactions contemplated in connection therewith (collectively, the “Transactions”) promptly following the Annual Meeting.

“Consummation of these transactions with Columbus Nova will mark a transformative milestone for Deerfield.  In addition to achieving our goals of increasing AUM and growing top line revenue, these transactions strengthen our balance sheet, which will now be structured to facilitate our future growth and provides us with a valuable partner in Columbus Nova,” said Jonathan Trutter, CEO of DFR.

Andrew Intrater, CEO of Columbus Nova added, “We are looking forward to helping grow the Deerfield investment management platform and I welcome the opportunity to participate on the board of DFR upon closing.”

There can be no assurance that the Company’s stockholders will approve the Stock Issuances or that the Transactions will be consummated.

IMPORTANT ADDITIONAL INFORMATION

The Company filed a definitive proxy statement and form of proxy with the Securities and Exchange Commission (the “SEC”) on May 11, 2010 and mailed to Stockholders of record a definitive proxy statement and form of proxy on or about May 14, 2010 in connection with the issuance of common stock in connection with its previously announced acquisition of CNCIM from Bounty and the potential issuance of common stock upon the conversion of the $25 million in aggregate principal amount of senior subordinated convertible notes that Bounty has agreed to purchase (the “Stock Issuances”).

Before making any voting decision with respect to the Stock Issuances, stockholders of the Company are urged to carefully read the definitive proxy statement and the other relevant materials because they contain important information about the proposed transactions.  The

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proxy statement and other relevant materials, and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and stockholders of the Company may obtain free copies of the proxy statement and other documents filed by the Company with the SEC from the Company’s website at www.deerfieldcapital.com or from Georgeson, the Company’s proxy solicitor, at 1-800-280-0857.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Stock Issuances.  Additional information regarding the interests of participants in the solicitation of proxies in connection with the issuance of the Stock Issuances is included in the proxy statement. Stockholders may obtain additional information regarding the direct and indirect interests of the Company and its directors and executive officers with respect to the Transactions by reading the proxy statement and the other filings referred to above.

About the Company

DFR, through its subsidiary, Deerfield Capital Management LLC, manages client assets, including bank loans and other corporate debt, residential mortgage backed securities, government securities and asset-backed securities. In addition, DFR has a principal investing portfolio comprised of fixed income investments, including bank loans and other corporate debt and residential mortgage backed securities.

For more information, please go to the Company website, at www.deerfieldcapital.com.

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